UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2004

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	000-50408 (Commission File Number)	23-3033414 (IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania (Address of principal executive offices)		17604 (Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	1-2116 (Commission File Number)	23-0366390 (IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania (Address of principal executive offices)		17604 (Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

Item 5.	Other Events.

Steve Senkowski, long-term Company executive, has been elected to the additional posts of Executive Vice President of both Armstrong Holdings, Inc. and Armstrong World Industries, Inc. In addition to serving as President and CEO of Armstrong Building Products, Mr. Senkowski has responsibility for Armstrong Cabinet Products and the corporate functions of Information Technology, Process Improvement, Purchasing, and Environmental Health and Safety.

Item 12.	Results of Operations and Financial Condition.

On April 29, 2004 Armstrong Holdings, Inc. issued a press release regarding the financial results for the fiscal quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ Walter T. Gangl

Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Walter T. Gangl

Walter T. Gangl Assistant Secretary

Date: April 29, 2004

EXHIBIT INDEX

Exhibit No.	Description

No. 99.1	Armstrong Holdings, Inc. Press Release dated April 29, 2004.